U.S. Global Jets ETF
Schedule of Investments
March 31, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 98.9%
		Australia - 1.1%
4,525,141		Qantas Airways, Ltd. (a)	$20,024,354
		Brazil - 0.6%
706,411		Embraer SA - ADR (a)	11,563,948
		Canada - 6.4%
5,280,056		Air Canada (a)	74,815,443
766,299		Bombardier, Inc. - Class B (a)	41,833,178
			116,648,621
		China - 2.2%
10,266,810		Air China, Ltd. - H-Shares (a)	9,181,392
4,715,446		Tongcheng Travel Holdings, Ltd. (a)	10,259,980
539,206		Trip.com Group, Ltd. - ADR (a)	20,311,890
			39,753,262
		France - 2.1%
64,102		Aeroports de Paris (a)	9,152,165
4,898,841		Air France-KLM (a)	9,021,161
149,762		Airbus SE	20,022,839
			38,196,165
		Germany - 1.1%
1,703,086		Deutsche Lufthansa AG (a)	18,950,267
		Hong Kong - 0.5%
9,831,099		Cathay Pacific Airways, Ltd. (a)	9,455,509
		Ireland - 1.1%
203,824		Ryanair Holdings plc - ADR (a)	19,218,565
		Japan - 2.8%
131,323		Adventure, Inc. (b)	10,039,002
488,657		ANA Holdings, Inc. (a)(b)	10,584,655
1,036,267		Japan Airlines Company, Ltd.	20,151,696
206,503		Japan Airport Terminal Company, Ltd. (a)	10,264,884
			51,040,237
		Mexico - 1.1%
515,843		Grupo Aeroportuario del Pacifico SAB de CV - Class B	10,062,946
33,155		Grupo Aeroportuario del Sureste SAB de CV - ADR	10,161,013
			20,223,959
		Panama - 1.0%
204,560		Copa Holdings SA - Class A (a)(b)	18,891,116
		Singapore - 0.6%
2,290,495		Singapore Airlines, Ltd.	9,862,140
		Spain - 1.1%
62,412		Aena SME SA (a)	10,078,460
156,273		Amadeus IT Group SA (a)	10,450,062
			20,528,522
		Switzerland - 0.6%
276,075		Wizz Air Holdings plc (a)	10,124,975
		Thailand - 0.6%
4,755,679		Airports of Thailand pcl (a)	9,874,344
		Turkey - 2.3%
713,418		Pegasus Hava Tasimaciligi AS (a)	16,850,197
2,316,940		TAV Havalimanlari Holding AS (a)	8,927,337
2,625,861		Turk Hava Yollari AO (a)	16,223,808
			42,001,342
		United Kingdom - 1.7%
1,546,661		easyJet plc (a)	9,890,815
11,201,041		International Consolidated Airlines Group SA (a)	20,861,704
			30,752,519
		United States - 72.0% (c)
1,624,645		Alaska Air Group, Inc. (a)(b)	68,170,104
760,128		Allegiant Travel Company (a)(b)	69,916,573
13,148,710		American Airlines Group, Inc. (a)	193,943,473
187,729		Boeing Company (a)(b)	39,879,272
15,123		Booking Holdings, Inc. (a)(b)	40,112,396
5,500,137		Delta Air Lines, Inc. (a)	192,064,784
362,024		Expedia Group, Inc. (a)	35,127,189
169,490		General Dynamics Corporation	38,679,313
7,167,513		Hawaiian Holdings, Inc. (a)(b)(d)	65,654,419
9,645,642		JetBlue Airways Corporation (a)(b)	70,220,274
7,778,713		Sabre Corporation (a)(b)	33,370,679
6,439,900		Southwest Airlines Company (b)	209,554,346
531,959		Textron, Inc. (b)	37,572,264
1,884,896		TripAdvisor, Inc. (a)(b)	37,434,035
3,981,078		United Airlines Holdings, Inc. (a)	176,162,702
			1,307,861,823
		TOTAL COMMON STOCKS (Cost $2,199,672,335)	1,794,971,668

		PREFERRED STOCKS - 0.6%
		Brazil - 0.6%
1,451,923		Azul SA - ADR (a)(b)	10,381,249
		TOTAL PREFERRED STOCKS (Cost $16,124,914)	10,381,249

		SHORT-TERM INVESTMENTS - 0.7%
13,165,151		First American Government Obligations Fund - Class X, 4.65% (e)	13,165,151
		TOTAL SHORT-TERM INVESTMENTS (Cost $13,165,151)	13,165,151

		INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.5%
190,483,674		Mount Vernon Liquid Assets Portfolio, LLC, 5.00% (e)(f)	190,483,674
		TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $190,483,674)	190,483,674
		TOTAL INVESTMENTS - 110.7% (Cost $2,419,446,074)	2,009,001,742
		Liabilities in Excess of Other Assets - (10.7)%	(193,603,069)
		NET ASSETS - 100.0%	$1,815,398,673

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)	All or a portion of this security is out on loan as of March 31, 2023. Total value of securities on loan is $189,992,306.
	(c)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

	(d)	Affiliated Common Stock during the current period.
	(e)	Rate shown is the annualized seven-day yield as of March 31, 2023.
	(f)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,794,971,668	$-	$-	$1,794,971,668
Preferred Stocks	10,381,249	-	-	10,381,249
Short-Term Investments	13,165,151	-	-	13,165,151
Investments Purchased with Proceeds from Securities Lending	-	190,483,674	-	190,483,674
Total Investments in Securities	$1,818,518,068	$190,483,674	$-	$2,009,001,742
^ See Schedule of Investments for breakout of investments by country classification.
For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.

Transactions With Affiliated Securities
Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2023 for purposes of Section 2(a)(3) of the 1940 Act, due to the Fund owning greater than five percent of the outstanding voting shares, were as follows:

U.S. Global Jets ETF					Change in
					Unrealized
	Value at	Purchases	Proceeds	Net Realized	Appreciation	Value at
Affiliated Issuer	12/31/2022	at Cost	from Sales	Gain (Loss)	(Depreciation)	3/31/2023
SkyWest, Inc.	$57,885,810	$1,168,795	$(69,314,453)	$(53,230,212)	$63,490,060	$-
Hawaiian Holdings, Inc.	48,887,966	31,207,239	(9,153,396)	(1,298,985)	(3,988,405)	65,654,419
	$106,773,776			$(54,529,197)	$59,501,655	$65,654,419